Exhibit 99.1

LETTER OF TRANSMITTAL

Liberty Media Corporation

Offer to Exchange Series C Liberty Formula One Common Stock and Cash for

All of the 2% Fixed Rate Unsecured Exchangeable Redeemable Loan Notes due 23 July 2019

issued by Delta Topco Limited

(the “Exchangeable Notes”)

by Liberty GR Acquisition Company Limited

Pursuant to the Prospectus dated October 27, 2017

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF FRIDAY, NOVEMBER 24, 2017, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED BY THE OFFEROR (AS DEFINED HEREIN) (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS MUST VALIDLY TENDER THEIR EXCHANGEABLE NOTES PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE EXPIRATION DATE TO BE ELIGIBLE TO RECEIVE THE OFFER CONSIDERATION (AS DEFINED HEREIN). TENDERS OF EXCHANGEABLE NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

By Registered or Certified Mail:	By Overnight Delivery or Courier:
Computershare Attn: Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Attn: Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL (INCLUDING THE INSTRUCTIONS HEREIN,

THIS “LETTER OF TRANSMITTAL”) AND THE CERTIFICATES REPRESENTING THE EXCHANGEABLE NOTES OTHER THAN AS SET FORTH ABOVE WILL NOT

CONSTITUTE VALID DELIVERY.

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This Letter of Transmittal is to be completed by a Holder (as defined below) desiring to tender Exchangeable Notes.

The method of delivery of this Letter of Transmittal, the certificates representing the Exchangeable Notes and all other required documents to Computershare Trust Company, N.A. (the “Exchange Agent”), as the exchange agent for the Exchange Offer (as defined below), is at the election and risk of Holders.

The instructions contained herein should be read carefully before tendering any Exchangeable Notes in the Exchange Offer (as defined below). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus dated October 27, 2017 (as the same may be amended or supplemented from time to time, the “Prospectus”) of Liberty Media Corporation, a Delaware corporation (“Liberty Media”). Except as otherwise indicated or as the context otherwise requires, all references to “dollars” and “$” in this Letter of Transmittal are to United States dollars

For a description of (i) certain procedures to be followed in order to tender Exchangeable Notes, see “The Exchange Offer—Procedures for Tendering Exchangeable Notes” in the Prospectus and the instructions to this Letter of Transmittal and (ii) the various financial regulatory provisions governing the Exchange Offer, see “Important Information” in the Prospectus.

Requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to Liberty Media, at no cost, by writing or telephoning Liberty Media at the following address or phone number:

Liberty Media Corporation

12300 Liberty Boulevard

Englewood, Colorado 80112

Telephone: (720) 875-5400

Attention: Investor Relations

In addition, if you have any questions about the Exchangeable Notes or the Exchange Offer generally, please contact Valerie Jacob or Brian Lewis at Freshfields Bruckhaus Deringer US LLP, counsel to the selling shareholders of Delta Topco in the Formula 1 Acquisition, at +1 (212) 277 4000.

This Letter of Transmittal and the Prospectus (together with this Letter of Transmittal, as amended and supplemented from time to time, the “Offer Documents”) constitute an offer (the “Exchange Offer”) by Liberty GR Acquisition Company Limited (the “Offeror”), a company incorporated in England and Wales and an indirect, wholly owned subsidiary of Liberty Media, to purchase all, but not less than all, of the outstanding Exchangeable Notes on the terms and subject to the conditions set forth in the Offer Documents. The Offeror owns 100% of the fully diluted equity interests of Delta Topco Limited, a private company limited by shares incorporated in Jersey (“Delta Topco”) and the issuer of the Exchangeable Notes, other than a nominal number of shares held by certain Formula 1 teams.

Upon the terms and subject to the conditions of the Exchange Offer, holders of Exchangeable Notes whose name appears on the registry of the Exchangeable Notes maintained by Delta Topco (each, a “Holder” and, collectively, the “Holders”) who validly tender and do not properly withdraw their Exchangeable Notes prior to 12:00 midnight, New York City time, at the end of the Expiration Date, will receive (i) a number of shares of Liberty Media’s Series C Liberty Formula One common stock, par value $0.01 per share (“FWONK”), equal to the quotient obtained by dividing the principal amount of such Exchangeable Notes by $22.323 and (ii) cash in an amount equal to all interest that would have been paid to such holder had such Exchangeable Notes been held until the maturity date of July 23, 2019, without discounting or compounding.  We refer to such FWONK shares and cash to be paid in exchange for the Exchangeable Notes as the “Offer Consideration.” Fractional FWONK shares will not be paid as part of the Offer Consideration. In the event that an exchange would yield a fractional FWONK share, in lieu of such fraction the Offeror will round up to the nearest whole FWONK share.

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The Offeror will accept for exchange all Exchangeable Notes validly tendered and not properly withdrawn on or prior to 12:00 midnight, New York City time, at the end of the Expiration Date, upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. The Offeror’s obligation to purchase Exchangeable Notes in the Exchange Offer is conditioned upon the receipt by the Exchange Agent of Exchangeable Notes, which have been validly tendered and not properly withdrawn, representing 100% of the outstanding principal amount of the Exchangeable Notes by 12:00 midnight, New York City time, at the end of the Expiration Date (the “Minimum Tender Condition”) and the other conditions described under “The Exchange Offer—Conditions of the Exchange Offer” in the Prospectus.

Because the Minimum Tender Condition requires the valid tender of all outstanding Exchangeable Notes, a Holder must tender not less than all of its Exchangeable Notes to participate in the Exchange Offer. No alternative, conditional or contingent tenders will be accepted.

The Exchangeable Notes were issued in registered form on the books of Delta Topco, and all of the outstanding Exchangeable Notes are represented by certificates in the names of the registered holders.

This Letter of Transmittal may be used by a Holder of Exchangeable Notes who desires to tender such Exchangeable Notes pursuant to the Exchange Offer. Only a Holder may tender Exchangeable Notes in the Exchange Offer. To tender in the Exchange Offer, a Holder must complete, sign and date this Letter of Transmittal, and mail or otherwise deliver this Letter of Transmittal and the certificate(s) representing the Exchangeable Notes being tendered, together with all other documents required by this Letter of Transmittal, so that they are received by the Exchange Agent before 12:00 midnight, New York City time, at the end of the Expiration Date.

If the Offeror decides not to accept some or all of your Exchangeable Notes because of the failure of any of the conditions to the Exchange Offer, including the Minimum Tender Condition, or any invalid tenders, in each case which are not, where permitted, waived, all of the Exchangeable Notes tendered in the Exchange Offer will be returned to the Holders, at the Offeror’s expense, promptly after the expiration or termination of the Exchange Offer.

The Exchange Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders are encouraged to review such information.

Holders who wish to tender their Exchangeable Notes must complete the box below entitled “Description of Exchangeable Notes Tendered” and sign in the box below entitled “Please Complete and Sign Below.”

NONE OF LIBERTY MEDIA, THE OFFEROR, DELTA TOPCO, THEIR RESPECTIVE DIRECTORS OR OFFICERS OR ANY OTHER PERSON IS MAKING ANY RECOMMENDATION AS TO WHETHER OR NOT YOU SHOULD PARTICPIATE IN THE EXCHANGE OFFER AND EACH IS REMAINING NEUTRAL AS TO WHETHER YOU SHOULD TENDER YOUR EXCHANGEABLE NOTES FOR THE OFFER CONSIDERATION IN THE EXCHANGE OFFER. NONE OF LIBERTY MEDIA, THE OFFEROR OR THEIR RESPECTIVE DIRECTORS OR OFFICERS HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THE PROSPECTUS OR THE LETTER OF TRANSMITTAL. IF ANYONE ELSE MAKES ANY RECOMMENDATION OR REPRESENTATION OR GIVES ANY SUCH INFORMATION, YOU SHOULD NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN SO AUTHORIZED.

BECAUSE THE OFFEROR IS NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES, A HOLDER MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING THE NORMAL BUSINESS HOURS OF THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE. TENDERS NOT COMPLETED PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE EXPIRATION DATE WILL BE DISREGARDED AND OF NO EFFECT. DO NOT SEND THIS LETTER OF TRANSMITTAL OR CERTIFICATES REPRESENTING EXCHANGEABLE NOTES TO THE OFFEROR, LIBERTY MEDIA OR DELTA TOPCO.  SEND THESE DOCUMENTS ONLY TO THE EXCHANGE AGENT.

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List below the Exchangeable Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Exchangeable Notes will be accepted only if all of the Exchangeable Notes registered to a Holder are tendered.

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(DESCRIPTION OF EXCHANGEABLE NOTES TENDERED) 2% Fixed Rate Unsecured Exchangeable Redeemable Loan Notes due 23 July 2019
Name(s) and Address(es) of Holder(s) (Please fill in)	Certificate Number(s)	Aggregate Principal Amount Represented	Principal Amount Tendered*

* Because of the Minimum Tender Condition, a Holder must tender all of its Exchangeable Notes if tendering any of them.

The names and addresses of the Holders should be printed exactly as they appear on the certificate(s) representing the Exchangeable Notes. No alternative, conditional or contingent tenders will be accepted. If you do not wish to tender your Exchangeable Notes, you do not need to return this Letter of Transmittal or take any other action. No offer is being made to, nor will tenders of Exchangeable Notes be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of any offer would not be in compliance of the laws of such jurisdiction.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of this Letter of Transmittal (this “Letter of Transmittal”) and the Prospectus, dated October 27, 2017 (as the same may be amended or supplemented from time to time, the “Prospectus” and together with this Letter of Transmittal, as amended and supplemented from time to time, the “Offer Documents”) of Liberty Media Corporation, a Delaware corporation (“Liberty Media”).  The Offer Documents constitute an offer (the “Exchange Offer”) by Liberty GR Acquisition Company Limited (the “Offeror”), a company incorporated in England and Wales and an indirect, wholly owned subsidiary of Liberty Media, to purchase all, but not less than all, of the outstanding 2% Fixed Rate Unsecured Exchangeable Redeemable Loan Notes due 23 July 2019 (the “Exchangeable Notes”) issued by Delta Topco Limited, a private company limited by shares incorporated in Jersey (“Delta Topco”), on the terms and subject to the conditions set forth in the Offer Documents. The Offeror owns 100% of the fully diluted equity interests of Delta Topco other than a nominal number of shares held by certain Formula 1 teams.

Upon the terms and subject to the conditions of the Exchange Offer, holders of Exchangeable Notes whose name appears on the registry of the Exchangeable Notes maintained by Delta Topco (each, a “Holder” and, collectively, the “Holders”) who validly tender and do not properly withdraw their Exchangeable Notes prior to 12:00 midnight, New York City time, at the end of Friday, November 24, 2017 (such date, as the same may be extended, the “Expiration Date”), will receive (i) a number of shares of Liberty Media’s Series C Liberty Formula One common stock, par value $0.01 per share (“FWONK”), equal to the quotient obtained by dividing the principal amount of such Exchangeable Notes by $22.323 and (ii) cash in an amount equal to all interest that would have been paid to such Holder had such Exchangeable Notes been held until the maturity date of July 23, 2019, without discounting or compounding. We refer to such FWONK shares and cash to be paid in exchange for the Exchangeable Notes as the “Offer Consideration.” Fractional FWONK shares will not be paid as part of the Offer

VOLUNTARY CORPORATE ACTION  COY: LMCA

Consideration. In the event that an exchange would yield a fractional FWONK share, in lieu of such fraction the Offeror will round up to the nearest whole FWONK share.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Offeror all of the Exchangeable Notes registered in its name, as indicated above in the box captioned “Description of Exchangeable Notes Tendered.”

Subject to, and effective upon, the acceptance for purchase of the Exchangeable Notes tendered with this Letter of Transmittal and payment of the Offer Consideration therefor in the manner described herein, the undersigned hereby sells, assigns, transfers and delivers to, or upon the order of, the Offeror, all right, title and interest in and to such Exchangeable Notes that are being tendered hereby, waives any and all other rights with respect to such Exchangeable Notes, and releases and discharges Delta Topco, Liberty Media and the Offeror from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Exchangeable Notes, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional principal, interest or other payments or distributions of any kind with respect to such Exchangeable Notes, or to participate in any redemption, repurchase or exchange of such Exchangeable Notes, but excluding any claims arising now or in the future under federal securities laws and other than pursuant to the undersigned’s rights under the express terms of the Exchange Offer.

Subject to, and effective upon, the acceptance for purchase of the Exchangeable Notes tendered with this Letter of Transmittal and payment of the Offer Consideration therefor in the manner described herein, the undersigned hereby irrevocably constitutes and appoints the Offeror as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Exchangeable Notes tendered hereby, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Exchangeable Notes (and all evidences of transfer and authenticity) for transfer of ownership on the books of Delta Topco  to, or upon the order of, the Offeror, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Exchangeable Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Offer Documents.

The undersigned understands and acknowledges that the Exchange Offer will expire at the Expiration Date, unless the Offeror extends or earlier terminates the Exchange Offer. The undersigned understands and acknowledges that, in order to receive the Offer Consideration for the Exchangeable Notes, the undersigned must have validly tendered (and not properly withdrawn) its Exchangeable Notes prior to 12:00 midnight, New York City time, at the end of the Expiration Date. The undersigned understands and acknowledges that the undersigned may withdraw any Exchangeable Notes tendered at any time prior to 12:00 midnight, New York City time, at the end of the Expiration Date and, if such Exchangeable Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Exchange Offer. In the event of a termination of the Exchange Offer, the respective tendered Exchangeable Notes will promptly be returned to the Holder.

For a withdrawal of a tender of Exchangeable Notes to be effective, a written or email notice of withdrawal must be received by Computershare Trust Company, N.A., as the exchange agent for the Exchange Offer (the “Exchange Agent”), prior to 12:00 midnight, New York City time, at the end of the Expiration Date and, if such Exchangeable Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Exchange Offer. Tenders of the Exchangeable Notes may be withdrawn by delivery of a written or email notice to the Exchange Agent, at one of its addresses listed on the last page of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the Holder having tendered the Exchangeable Notes to be withdrawn, (2) identify the Exchangeable Notes to be withdrawn (including the certificate number or numbers and principal amount of the Exchangeable Notes, as applicable), and (3) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal by which the Exchangeable Notes were tendered.

The undersigned understands that tenders of Exchangeable Notes pursuant to the procedures described in the Offer Documents and acceptance thereof by the Offeror will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Exchange Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

VOLUNTARY CORPORATE ACTION  COY: LMCA

The undersigned hereby represents and warrants the following:

•                  the undersigned has full power and authority to tender, sell, assign, transfer and deliver the Exchangeable Notes; and

•                  when the Offeror accepts the tendered Exchangeable Notes for purchase, it will acquire good and marketable title thereto, free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the undersigned’s claims under the express terms of the Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Offeror to be necessary or desirable to complete the tender, sale, assignment, transfer and delivery of the Exchangeable Notes tendered thereby.

For purposes of the Exchange Offer, the undersigned understands that the Offeror will be deemed to have accepted for purchase validly tendered Exchangeable Notes, or defectively tendered Exchangeable Notes with respect to which the Offeror has waived all defects, if, as and when the Offeror gives notice thereof to the Exchange Agent.

The undersigned understands that, except as set forth in the Offer Documents, the Offeror will not be required to accept for purchase any of the Exchangeable Notes tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Exchangeable Notes is not effective, and the risk of loss of the Exchangeable Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of (1) the certificate(s) representing the tendered Exchangeable Notes, (2) a properly completed, signed and dated Letter of Transmittal and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Offeror.

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PLEASE COMPLETE AND SIGN BELOW

(This page is to be completed and signed by all tendering Holders.)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Exchangeable Notes listed in the box above labeled “Description of Exchangeable Notes Tendered” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Exchangeable Notes described in such box).

Signature(s):

(Must be signed by the Holder(s) exactly as the name(s) appear(s) on certificate(s) representing the Exchangeable Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 3.)

Dated:

Name(s):

(Please Print)

Capacity (Full Title):

Address:
(Including Zip Code/Postcode)

International/Area Code and Telephone Number:

Tax Identification or Social Security Number (if applicable):

(REMEMBER TO COMPLETE ACCOMPANYING IRS FORM W-9)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.                                      Delivery of this Letter of Transmittal and Exchangeable Notes; Withdrawal of Tenders. This Letter of Transmittal is to be used by each Holder to tender Exchangeable Notes. The method of delivery of this Letter of Transmittal, the certificates representing the Exchangeable Notes and all other required documents to the Exchange Agent is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 12:00 midnight, New York City time, at the end of the Expiration Date. No alternative, conditional or contingent tenders of the Exchangeable Notes will be accepted. This Letter of Transmittal should be sent only to the Exchange Agent. Delivery of documents to the Offeror, Liberty Media or Delta Topco does not constitute delivery to the Exchange Agent.

The Exchangeable Notes were issued in registered form on the books of Delta Topco, and all of the outstanding Exchangeable Notes are represented by certificates in the names of the registered Holders.

VOLUNTARY CORPORATE ACTION  COY: LMCA

This Letter of Transmittal may be used by a registered Holder(s) of Exchangeable Notes, whose name(s) appear(s) in the registry of the Exchangeable Notes maintained by Delta Topco, who desire(s) to tender such Exchangeable Notes pursuant to the Exchange Offer. Only a Holder may tender Exchangeable Notes in the Exchange Offer. To tender in the Exchange Offer, a Holder must complete, sign and date this Letter of Transmittal, and mail or otherwise deliver this Letter of Transmittal and the certificate(s) representing the Exchangeable Notes being tendered, together with all other documents required by this Letter of Transmittal, so that they are received by the Exchange Agent before 12:00 midnight, New York City time, at the end of the Expiration Date.  Holders of Exchangeable Notes do not need to complete, sign and deliver the transfer notice attached as Exhibit A to the Exchangeable Notes to participate in the Exchange Offer.

For a withdrawal of a tender of Exchangeable Notes to be effective, a written or email notice of withdrawal must be received by the Exchange Agent prior to 12:00 midnight, New York City time, at the end of the Expiration Date and, if such Exchangeable Notes have not been previously accepted for purchase, following 40 business days after the commencement of the Exchange Offer. Tenders of the Exchangeable Notes may be withdrawn by delivery of a written or email notice to the Exchange Agent, at one of its addresses listed on the last page of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name(s) of the Holder(s) having tendered the Exchangeable Notes to be withdrawn, (2) identify the Exchangeable Notes to be withdrawn (including the certificate number or numbers and principal amount of the Exchangeable Notes, as applicable), and (3) be signed by the Holder(s) in the same manner as the original signature on this Letter of Transmittal by which the Exchangeable Notes were tendered.

2.                                      Minimum Tender Condition; Alternative, Conditional or Contingent Tenders. The Offeror’s obligation to purchase Exchangeable Notes in the Exchange Offer is conditioned upon the Minimum Tender Condition and the other conditions described under “The Exchange Offer—Conditions of the Exchange Offer” in the Prospectus. Because the Minimum Tender Condition requires the valid tender of all outstanding Exchangeable Notes, a Holder must tender not less than all of its Exchangeable Notes to participate in the Exchange Offer. Alternative, conditional or contingent tenders will not be considered valid.

3.                                      Signatures on this Letter of Transmittal. This Letter of Transmittal must be signed by the Holder(s) exactly as the name(s) appear(s) on the certificate(s) representing the Exchangeable Notes.

If any of the Exchangeable Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to the Offeror and the Exchange Agent of such person’s authority so to act must be submitted with this Letter of Transmittal.

4.                                      Taxpayer Identification Number (“TIN”) and Backup Withholding. Under U.S. federal income “backup withholding” tax laws, the Exchange Agent may be required to withhold a portion of the amount of any payments made to certain Holders pursuant to the Exchange Offer. To avoid such backup withholding, each tendering Holder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Exchange Agent with such Holder’s or payee’s correct TIN and certify that such Holder or payee is not subject to backup withholding by completing the attached Internal Revenue Service (“IRS”) Form W-9. Certain Holders or payees (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. A tendering Holder who is a foreign individual or entity (for U.S. federal income tax purposes) should complete, sign, and submit to the Exchange Agent the appropriate IRS Form W-8. An appropriate IRS Form W-8 may be obtained from the Exchange Agent or downloaded from the IRS’s website at the following address: http://www.irs.gov. Failure to complete the appropriate IRS Form will not, by itself, cause Exchangeable Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any consideration paid pursuant to the Exchange Offer.

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Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9 or the appropriate IRS Form W-8 to claim exemption from backup withholding.

FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

5.                                      Transfer Taxes. The Offeror will, subject to the following, pay all transfer taxes, if any, applicable to the exchange of Exchangeable Notes pursuant to the Exchange Offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if: (i) FWONK shares are to be delivered to, or issued in the name of, any person other than the registered holder of the Exchangeable Notes; or (ii) a transfer tax is imposed for any reason other than the exchange of Exchangeable Notes under the Exchange Offer. If satisfactory evidence of payment of transfer taxes is not submitted with the letter of transmittal, the amount of any transfer taxes will be billed to the tendering holder. The Offeror will not pay or bear any United Kingdom stamp duty which is applicable to the exchange of the Exchangeable Notes pursuant to the Exchange Offer unless such stamp duty is to be paid in order to produce the relevant stamped instrument before any court, arbitrator, referee or other public authority and that instrument could not be given in evidence or relied upon before such court, arbitrator, referee or public authority without the payment of such stamp duty.

6.                                      Irregularities. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Exchangeable Notes will be determined by the Offeror in its sole discretion. The Offeror’s determination will be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Offeror and the Exchange Agent reserve the absolute right to reject any or all tenders or withdrawals of Exchangeable Notes that are not in proper form or the acceptance of which would, in the Offeror’s judgment or in the judgment of the Exchange Agent or its counsel, be unlawful. The Offeror and the Exchange Agent also reserve the right to waive any defects, irregularities or conditions of tender or withdrawal as to particular Exchangeable Notes either before or after the Expiration Date (including the right to waive the ineligibility of any security holder who seeks to tender Exchangeable Notes in the Exchange Offer). A waiver of any defect or irregularity with respect to the tender or withdrawal of any Exchangeable Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender or withdrawal of any other Exchangeable Notes except to the extent the Offeror may otherwise so provide. The Offeror will interpret the terms and conditions of the Exchange Offer and the Offeror’s determination will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Exchangeable Notes for exchange must be cured within the period of time the Offeror determines. Tenders of Exchangeable Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Offeror or cured. None of Liberty Media, the Offeror, their respective directors or officers or any other person will be under any duty to give notification of any defect or irregularity in any tender of Exchangeable Notes, or will incur any liability to any Holder for failure to give any such notification.

7.                                      Waiver of Conditions. Except as to the conditions that the registration statement of which the Prospectus forms a part be declared effective by the Securities and Exchange Commission (the “SEC”) and that there be no stop order suspending the effectiveness of such registration statement and no proceeding for that purpose having been instituted or that is pending, or to the Offeror’s knowledge, contemplated or threatened by the SEC, which conditions will not be waived, the Offeror may waive any of the conditions to the Exchange Offer in its sole and absolute discretion.

8.                                      Requests for Assistance or Additional Copies. Requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to Liberty Media, at no cost, by writing or telephoning Liberty Media at the following address or phone number:

Liberty Media Corporation

12300 Liberty Boulevard

Englewood, Colorado 80112

Telephone: (720) 875-5400

Attention: Investor Relations

In addition, if you have any questions about the Exchangeable Notes or the Exchange Offer generally, please contact Valerie Jacob or Brian Lewis at Freshfields Bruckhaus Deringer US LLP, counsel to the selling shareholders of Delta Topco in the Formula 1 Acquisition, at +1 (212) 277 4000.

PAYER’S NAME: Computershare

VOLUNTARY CORPORATE ACTION  COY: LMCA

17-24486-1 C3.2 P50

Form **W-9**
(Rev. December 2014)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only **one** of the following seven boxes:
☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ________
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any) ________
Exemption from FATCA reporting code (if any) ________
(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at *www.irs.gov/fw9*.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting?* on page 2 for further information.

Cat. No. 10231X Form **W-9** (Rev. 12-2014)

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Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

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Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

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Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 2.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov.* You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

You must deliver this Letter of Transmittal, certificate(s), any notice of withdrawal and other materials (if applicable) to one of the below addresses:

By Registered or Certified Mail:	By Overnight Delivery or Courier:
Computershare	Computershare
Attn: Voluntary Corporate Actions	Attn: Voluntary Corporate Actions
P.O. Box 43011 Providence, RI 02940-3011	250 Royall Street, Suite V Canton, MA 02021

Notices of withdrawal may also be delivered by email at the following address:

canoticeofguarantee@computershare.com

Only notices of withdrawal may be submitted by email.  You must deliver your physical certificate(s),  Letter of Transmittal and any other required documents by registered or certificated mail or by overnight delivery or courier to the appropriate address provided above.  A Letter of Transmittal or certificate delivered to the foregoing  email address will not be accepted and will not be treated as validly tendered for purposes of the Exchange Offer.

If you have any questions about the Exchangeable Notes or the Exchange Offer generally, please contact Valerie Jacob or Brian Lewis at Freshfields Bruckhaus Deringer US LLP, counsel to the selling shareholders of Delta Topco in the Formula 1 Acquisition, at +1 (212) 277 4000.

You may request additional copies of the Prospectus, the Letter of Transmittal or other offer materials, at no cost, by writing or telephoning Liberty Media at the following address or phone number:

Liberty Media Corporation

12300 Liberty Boulevard

Englewood, Colorado 80112

Telephone: (720) 875-5400

Attention: Investor Relations

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